4Q23 Financial Results January 12, 2024

Agenda Page 1 4Q23 and FY23 Financial Results 1 2 Financial Outlook 10 3 Notes 13

# 4Q23 Financial highlights

ROTCE[1]
**15%**

CET1 capital ratios[2]
Std. **15.0%** | Adv. **15.0%**
Total Loss-Absorbing Capacity[2] **$514B**

Std. RWA[3] **$1.7T**
Cash and marketable securities[4] **$1.4T**
Average loans **$1.3T**

**Income statement**

- 4Q23 net income of $9.3B and EPS of $3.04
  - Excluding significant items[5], 4Q23 net income of $12.1B, EPS of $3.97 and ROTCE of 19%
- Managed revenue of $39.9B[6]
- Expense of $24.5B and managed overhead ratio of 61%[6]

**Balance sheet**

- Loans: average loans of $1.3T up 17% YoY and 1% QoQ
  - Ex. FR[7], average loans of $1.2T up 4% YoY and 1% QoQ
- Deposits: average deposits of $2.4T flat YoY and up 1% QoQ
  - Ex. FR, average deposits of $2.3T down 3% YoY and up 1% QoQ
- CET1 capital of $251B[2]
  - Standardized and Advanced CET1 capital ratios of 15.0%[2]

**Capital distributed**

- Common dividend of $3.1B or $1.05 per share
- $2.0B of common stock net repurchases[8]
- Net payout LTM of 41%[8,9]

**SIGNIFICANT ITEMS ($MM, EXCLUDING EPS)**

| | Pretax | Net income | EPS |
|---|---|---|---|
| FDIC special assessment in Corporate | ($2,882) | ($2,186) | ($0.74) |
| Net investment securities losses in Corporate | ($743) | ($563) | ($0.19) |

[1] See note 4 on slide 13
[2] Represents the estimated Basel III common equity Tier 1 ("CET1") capital and ratio and Total Loss-Absorbing Capacity for the current period. See note 1 on slide 14
[3] Standardized risk-weighted assets ("RWA"). Estimated for the current period. See note 1 on slide 14
[4] Cash and marketable securities represents HQLA and unencumbered marketable securities. Estimated for the current period. See note 2 on slide 14
[5] See note 3 on slide 13
[6] See note 1 on slide 13
[7] On May 1, 2023, JPMorgan Chase acquired certain assets and assumed certain liabilities of First Republic. All references in this presentation to "ex. FR" or "FR impact" refer to excluding or including the relevant effects of the First Republic acquisition, as well as subsequent related business and activities, as applicable
[8] Includes the net impact of employee issuances. Excludes excise tax and commissions cost
[9] Last twelve months ("LTM")

JPMORGAN CHASE & CO.
1

# 4Q23 Financial results[1]

**$B, EXCEPT PER SHARE DATA**

| | 4Q23 | | | ex. FR $ O/(U) | |
|---|---|---|---|---|---|
| | **Reported** | **FR impact** | **ex. FR** | **3Q23** | **4Q22** |
| Net interest income | $24.2 | $1.3 | $22.8 | $1.4 | $2.5 |
| Noninterest revenue | 15.8 | 0.5 | 15.2 | (1.8) | (0.0) |
| **Managed revenue[1]** | **39.9** | **1.9** | **38.1** | **(0.4)** | **2.5** |
| **Expense** | **24.5** | **0.9** | **23.6** | **2.7** | **4.6** |
| **Credit costs** | **2.8** | **0.1** | **2.6** | **1.2** | **0.3** |
| **Net income** | **$9.3** | **$0.6** | **$8.7** | **($3.4)** | **($2.3)** |
| Net income applicable to common stockholders | $8.9 | $0.6 | $8.2 | ($3.4) | ($2.4) |
| EPS – diluted | $3.04 | $0.22 | $2.82 | ($1.15) | ($0.75) |
| ROE[2] | 12% | 1% | 11% | 16% | 16% |
| ROTCE[2,3] | 15 | 1 | 14 | 20 | 20 |
| Overhead ratio – managed[1,2] | 61 | (1) | 62 | 54 | 53 |
| Memo: | | | | | |
| *NII excluding Markets[4]* | *$23.6* | *$1.3* | *$22.2* | *$0.5* | *$2.2* |
| *NIR excluding Markets[4]* | *10.6* | *0.5* | *10.0* | *(0.1)* | *0.1* |
| *Markets revenue* | *5.8* | *-* | *5.8* | *(0.8)* | *0.1* |
| **Managed revenue[1]** | **39.9** | **1.9** | **38.1** | **(0.4)** | **2.5** |
| *Adjusted expense[5]* | *$24.3* | *$0.9* | *$23.4* | *$3.2* | *$4.4* |
| *Adjusted overhead ratio[1,2,5]* | *61%* | *(1)%* | *62%* | *53%* | *53%* |

| $B | 4Q23 | 3Q23 | 4Q22 |
|---|---|---|---|
| Net charge-offs | $2.2 | $1.5 | $0.9 |
| Reserve build/(release) | 0.6 | (0.1) | 1.4 |
| **Credit costs** | **$2.8** | **$1.4** | **$2.3** |

4Q23 Tax rate
Effective rate: 17.8%
Managed rate: 26.7%[1,6]

| 4Q23 | ROE | O/H ratio |
|---|---|---|
| CCB | 33% | 52% |
| CIB | 9% | 62% |
| CB | 21% | 35% |
| AWM | 28% | 66% |

Note: Totals may not sum due to rounding
[1] See note 1 on slide 13
[2] Actual numbers for all periods, not over/(under)
[3] See note 4 on slide 13
[4] See note 2 on slide 13
[5] See note 5 on slide 13
[6] Reflects fully taxable-equivalent ("FTE") adjustments of $1.4B in 4Q23

JPMORGAN CHASE & CO.
2

# FY23 Financial results[1]

**$B, EXCEPT PER SHARE DATA**

| | FY2023 Reported | FY2023 FR impact | FY2023 ex. FR | FY2022 Reported | ex. FR $ O/(U) FY2022 |
|---|---|---|---|---|---|
| Net interest income | $89.7 | $3.7 | $86.0 | $67.1 | $18.9 |
| Noninterest revenue | 72.6 | 4.4 | 68.2 | 65.1 | 3.0 |
| **Managed revenue[1]** | **162.4** | **8.2** | **154.2** | **132.3** | **21.9** |
| **Expense** | **87.2** | **2.3** | **84.8** | **76.1** | **8.7** |
| **Credit costs** | **9.3** | **1.3** | **8.0** | **6.4** | **1.7** |
| **Net income** | **$49.6** | **$4.1** | **$45.4** | **$37.7** | **$7.8** |
| Net income applicable to common stockholders | $47.8 | $4.1 | $43.7 | $35.9 | $7.8 |
| EPS – diluted | $16.23 | $1.39 | $14.84 | $12.09 | $2.75 |
| ROE[2] | 17% | 1% | 16% | 14% | |
| ROTCE[2,3] | 21 | 2 | 19 | 18 | |
| Overhead ratio – managed[1,2] | 54 | (1) | 55 | 58 | |
| Memo: | | | | | |
| *NII excluding Markets[4]* | *$90.0* | *$3.7* | *$86.3* | *$62.4* | *$24.0* |
| *NIR excluding Markets[4]* | *44.5* | *4.4* | *40.1* | *40.9* | *(0.8)* |
| *Markets revenue* | *27.8* | *-* | *27.8* | *29.0* | *(1.2)* |
| **Managed revenue[1]** | **162.4** | **8.2** | **154.2** | **132.3** | **21.9** |
| *Adjusted expense[5]* | *$85.7* | *$2.3* | *$83.4* | *$75.9* | *$7.5* |
| *Adjusted overhead ratio[1,2,5]* | *53%* | *(1)%* | *54%* | *57%* | |

| $B | FY2023 | FY2022 |
|---|---|---|
| Net charge-offs | $6.2 | $2.9 |
| Reserve build/(release) | 3.1 | 3.5 |
| **Credit costs** | **$9.3** | **$6.4** |

FY23 Tax rate
Effective rate: 19.6%
Managed rate: 24.8%[1,6]

| FY23 | ROE | O/H ratio |
|---|---|---|
| CCB | 38% | 50% |
| CIB | 13% | 59% |
| CB | 20% | 35% |
| AWM | 31% | 64% |

Note: Totals may not sum due to rounding
[1] See note 1 on slide 13
[2] Actual numbers for all periods, not over/(under)
[3] See note 4 on slide 13
[4] See note 2 on slide 13
[5] See note 5 on slide 13
[6] Reflects fully taxable-equivalent ("FTE") adjustments of $4.3B in 2023

JPMorgan Chase & Co.
3

# Fortress balance sheet

## $B, EXCEPT PER SHARE DATA

| | 4Q23 | 3Q23 | 4Q22 |
|---|---|---|---|
| **Risk-based capital metrics**[1] | | | |
| CET1 capital | $251 | $242 | $219 |
| CET1 capital ratio – Standardized | 15.0% | 14.3% | 13.2% |
| CET1 capital ratio – Advanced | 15.0 | 14.5 | 13.6 |
| Basel III Standardized RWA | $1,676 | $1,692 | $1,654 |
| **Leverage-based capital metric**[2] | | | |
| Firm SLR | 6.1% | 6.0% | 5.6% |
| **Liquidity metrics**[3] | | | |
| Firm LCR | 113% | 112% | 112% |
| Bank LCR | 129 | 123 | 151 |
| Total excess HQLA | $309 | $252 | $437 |
| HQLA and unencumbered marketable securities | 1,447 | 1,386 | 1,429[4] |
| **Balance sheet metrics** | | | |
| Total assets (EOP) | $3,875 | $3,898 | $3,666 |
| Deposits (average) | 2,372 | 2,356 | 2,380 |
| Tangible book value per share[5] | 86.08 | 82.04 | 73.12 |

## STANDARDIZED CET1 RATIO (%)[1]



14.3%
53 bps
30 bps
(30 bps)
15 bps
(1 bps)
15.0%
Includes FDIC special assessment: (13 bps)
3Q23
Net income[6]
AOCI[7]
Capital Distributions[8]
RWA
Other[9]
4Q23

## STANDARDIZED RISK-WEIGHTED ASSETS ($B)[1]



1,692
(4)
(2)
(10)
1,676
3Q23
Lending[10]
Market Risk
Credit Risk ex. Lending
4Q23

Note: Totals may not sum due to rounding
[1] Estimated for the current period. See note 1 on slide 14
[2] Estimated for the current period. Represents the supplementary leverage ratio ("SLR")
[3] Estimated for the current period. Liquidity Coverage Ratio ("LCR") represents the average LCR for the Firm and JPMorgan Chase Bank, N.A. ("Bank"). See note 2 on slide 14
[4] See note 4 on slide 14
[5] See note 4 on slide 13
[6] Reflects Net Income Applicable to Common Equity
[7] Excludes AOCI on cash flow hedges and DVA related to structured notes
[8] Includes net share repurchases and common dividends
[9] Primarily a reduction in CET1 capital deductions
[10] Includes Loans and Commitments

JPMORGAN CHASE & CO.
4

CCB | CIB | CB | AWM | Corp.

# Consumer & Community Banking[1]

## SELECTED INCOME STATEMENT DATA ($MM)

| | 4Q23 | | | ex. FR $ O/(U) | |
|---|---|---|---|---|---|
| | Reported | FR impact | ex. FR | 3Q23 | 4Q22 |
| **Revenue** | **$18,097** | **$1,091** | **$17,006** | **($1)** | **$1,213** |
| Banking & Wealth Management[2] | 10,877 | 745 | 10,132 | (209) | 550 |
| Home Lending | 1,161 | 346 | 814 | (87) | 230 |
| Card Services & Auto | 6,059 | - | 6,059 | 294 | 432 |
| **Expense**[2] | **9,336** | **599** | **8,737** | **215** | **825** |
| **Credit costs** | **2,189** | **15** | **2,174** | **726** | **329** |
| Net charge-offs (NCOs) | 1,638 | 2 | 1,636 | 237 | 791 |
| Change in allowance | 551 | 13 | 538 | 489 | (462) |
| **Net income** | **$4,788** | **$362** | **$4,425** | **($882)** | **($131)** |

## KEY DRIVERS / STATISTICS ($B)[3]

| | 4Q23 | | | ex. FR | |
|---|---|---|---|---|---|
| | Reported | FR impact | ex. FR | 3Q23 | 4Q22 |
| Average equity | $55.5 | $3.5 | $52.0 | $52.0 | $50.0 |
| ROE | 33% | 0% | 33% | 40% | 35% |
| Overhead ratio | 52 | 0 | 51 | 50 | 50 |
| Average loans | $571.2 | $94.5 | $476.7 | $470.0 | $448.5 |
| Average deposits | 1,092.4 | 42.9 | 1,049.6 | 1,076.8 | 1,142.5 |
| Active mobile customers (mm)[4] | 53.8 | n.a. | 53.8 | 53.2 | 49.7 |
| Debit & credit card sales volume[5] | $441.0 | $0.5 | $440.5 | $425.8 | $411.1 |

- Ex. FR:
  - Average loans up 6% YoY and 1% QoQ
  - Average deposits down 8% YoY and 3% QoQ
    - EOP deposits down 7% YoY and 2% QoQ
  - Active mobile customers up 8% YoY
  - Debit & credit card sales volume up 7% YoY
  - Client investment assets up 25% YoY and 9% QoQ

## FINANCIAL PERFORMANCE (ex. FR)

- **Net income of $4.4B, down 3% YoY**
- **Revenue** of $17.0B, up 8% YoY, predominantly driven by higher net interest income
- **Expense** of $8.7B, up 10% YoY, largely driven by higher compensation, including an increase in employees, primarily in bankers, advisors and technology, and wage inflation, as well as continued investments in marketing and technology
- **Credit costs** of $2.2B
  - NCOs of $1.6B, up $791mm YoY, predominantly driven by continued normalization in Card Services
  - Net reserve build of $538mm was driven by loan growth in Card Services

## KEY DRIVERS / STATISTICS ($B) – DETAIL BY BUSINESS

| | 4Q23 | | | ex. FR | |
|---|---|---|---|---|---|
| | Reported | FR impact | ex. FR | 3Q23 | 4Q22 |
| **Banking & Wealth Management** | | | | | |
| Business Banking average loans[6] | $19.5 | - | $19.5 | $19.5 | $20.5 |
| Business Banking loan originations | 1.1 | - | 1.1 | 1.3 | 1.1 |
| Client investment assets (EOP) | 951.1 | 144.6 | 806.5 | 741.7 | 647.1 |
| Deposit margin | 2.82% | 0.03% | 2.79% | 2.85% | 2.48% |
| **Home Lending** | | | | | |
| Average loans | $261.4 | $91.1 | $170.3 | $172.9 | $174.5 |
| Loan originations[7] | 7.2 | 0.4 | 6.8 | 10.3 | 6.7 |
| Third-party mortgage loans serviced (EOP) | 631.2 | 2.9 | 628.3 | 634.9 | 584.3 |
| Net charge-off/(recovery) rate | 0.01% | (0.00)% | 0.01% | (0.04)% | (0.08)% |
| **Card Services & Auto** | | | | | |
| Card Services average loans | $202.7 | - | $202.7 | $195.2 | $177.0 |
| Auto average loans and leased assets | 86.8 | - | 86.8 | 85.1 | 80.0 |
| Auto loan and lease originations | 9.9 | - | 9.9 | 10.2 | 7.5 |
| Card Services net charge-off rate | 2.79% | - | 2.79% | 2.49% | 1.62% |
| Card Services net revenue rate | 9.82 | - | 9.82 | 9.60 | 10.06 |
| Card Services sales volume[5] | $307.2 | - | $307.2 | $296.2 | $284.8 |

Note: Totals may not sum due to rounding
[1] See note 1 on slide 13; [2] See note 3 on slide 14
For additional footnotes see slide 15

JPMorgan Chase & Co.

5

CCB | CIB | CB | AWM | Corp.

# Corporate & Investment Bank[1]

## SELECTED INCOME STATEMENT DATA ($MM)

| | | $ O/(U) | |
|---|---|---|---|
| | 4Q23 | 3Q23 | 4Q22 |
| **Revenue** | **$10,958** | **($772)** | **$360** |
| Investment Banking revenue | 1,576 | (37) | 187 |
| Payments[2] | 2,332 | 238 | 212 |
| Lending | 150 | (141) | (173) |
| **Total Banking** | **4,058** | **60** | **226** |
| Fixed Income Markets | 4,033 | (481) | 294 |
| Equity Markets | 1,778 | (289) | (153) |
| Securities Services | 1,191 | (21) | 32 |
| Credit Adjustments & Other | (102) | (41) | (39) |
| **Total Markets & Securities Services** | **6,900** | **(832)** | **134** |
| **Expense[2]** | **6,774** | **(669)** | **279** |
| **Credit costs** | **210** | **395** | **69** |
| **Net income** | **$2,524** | **($568)** | **($790)** |

## KEY DRIVERS / STATISTICS ($B)[3]

| | 4Q23 | 3Q23 | 4Q22 |
|---|---|---|---|
| Equity | $108.0 | $108.0 | $103.0 |
| ROE | 9% | 11% | 12% |
| Overhead ratio | 62 | 63 | 61 |
| Comp/revenue | 31 | 29 | 29 |
| IB fees ($mm) | $1,654 | $1,717 | $1,467 |
| Average loans | 233.3 | 232.9 | 225.8 |
| Average client deposits[4] | 660.8 | 638.1 | 649.7 |
| Merchant processing volume[5] | 639 | 610 | 583 |
| Assets under custody ($T) | 32.4 | 29.7 | 28.6 |
| Net charge-off/(recovery) rate[6] | 0.25% | 0.09% | 0.02% |
| Average VaR ($mm) | $32 | $38 | $60 |

## FINANCIAL PERFORMANCE

- **Net income of $2.5B, down 24% YoY; revenue of $11.0B, up 3% YoY**
- **Banking revenue**
  - IB revenue of $1.6B, up 13% YoY
    - IB fees up 13% YoY, predominantly driven by higher debt and equity underwriting fees
  - Payments revenue of $2.3B, up 10% YoY
    - Excluding the net impact of equity investments, which included higher markdowns in the prior year, revenue was flat, as fee growth was predominantly offset by higher deposit-related client credits
  - Lending revenue of $150mm, down 54% YoY, driven by mark-to-market losses on hedges of retained loans, partially offset by higher net interest income
- **Markets & Securities Services revenue**
  - Markets revenue of $5.8B, up 2% YoY
    - Fixed Income Markets revenue of $4.0B, up 8% YoY, driven by higher revenue in the Securitized Products Group[7], partially offset by lower revenue in Rates
    - Equity Markets revenue of $1.8B, down 8% YoY, driven by lower revenue in Derivatives and Cash
  - Securities Services revenue of $1.2B, up 3% YoY
- **Expense** of $6.8B, up 4% YoY, predominantly driven by the timing of revenue-related compensation
- **Credit costs** were $210mm
  - NCOs of $121mm
  - Net reserve build of $89mm

[1] See note 1 on slide 13
[2] See note 3 on slide 14
For additional footnotes see slide 15

JPMorgan Chase & Co.

6

CCB CIB CB AWM Corp.

# Commercial Banking[1]

## SELECTED INCOME STATEMENT DATA ($MM)

| | 4Q23 | | | ex. FR $ O/(U) | |
|---|---|---|---|---|---|
| | Reported | FR impact | ex. FR | 3Q23 | 4Q22 |
| **Revenue** | **$4,016** | **$361** | **$3,655** | **($10)** | **$251** |
| Middle Market Banking | 1,898 | 75 | 1,823 | 40 | 204 |
| Corporate Client Banking | 1,164 | 2 | 1,162 | (46) | 53 |
| Commercial Real Estate Banking | 939 | 284 | 655 | 7 | (11) |
| Other | 15 | - | 15 | (11) | 5 |
| **Expense** | **1,395** | **27** | **1,368** | **11** | **114** |
| **Credit costs** | **366** | **97** | **269** | **205** | **(15)** |
| **Net income** | **$1,653** | **$180** | **$1,473** | **($217)** | **$50** |

## KEY DRIVERS / STATISTICS ($B)[2]

| | 4Q23 | | | ex. FR | |
|---|---|---|---|---|---|
| | Reported | FR impact | ex. FR | 3Q23 | 4Q22 |
| Average equity | $30.0 | $1.5 | $28.5 | $28.5 | $25.0 |
| ROE | 21% | 1% | 20% | 23% | 22% |
| Overhead ratio | 35 | (3) | 37 | 37 | 37 |
| Payments revenue ($mm) | $2,045 | $65 | $1,980 | $2,045 | $1,937[3] |
| Investment Banking and Markets revenue, gross ($mm)[4] | $924 | - | $924 | $821 | $700 |
| Average loans[5] | 281.0 | 39.0 | 242.0 | 244.0 | 235.3 |
| Average client deposits | 267.8 | 5.7 | 262.1 | 262.1 | 278.9 |
| Allowance for loan losses | 5.0 | 0.7 | 4.3 | 4.2 | 3.3 |
| Nonaccrual loans | 0.8 | 0.1 | 0.7 | 0.9 | 0.8 |
| Net charge-off/(recovery) rate[6] | 0.18% | (0.03)%[7] | 0.21% | 0.08% | 0.06% |
| ALL/loans[6] | 1.80 | (0.01) | 1.81 | 1.72 | 1.42 |

Note: Totals may not sum due to rounding
[1] See note 1 on slide 13
For additional footnotes see slide 15

## FINANCIAL PERFORMANCE (ex. FR)

- **Net income of $1.5B, up 4% YoY**
- **Revenue** of $3.7B, up 7% YoY, largely driven by higher net interest income, where the impact of rates was partially offset by lower deposit balances
  - Payments revenue of $2.0B, up 2% YoY, reflecting fee growth, largely offset by higher deposit-related client credits
  - Investment Banking and Markets revenue, gross of $924mm, up 32% YoY, primarily reflecting increased capital markets and M&A activity
- **Expense** of $1.4B, up 9% YoY, driven by an increase in employees, including front office and technology investments, as well as higher volume-related expense, including the impact of new client acquisition
- **Credit costs** of $269mm
  - NCOs of $127mm
  - Net reserve build of $142mm, driven by a deterioration in the outlook related to commercial real estate valuations
- **Average loans** of $242B, up 3% YoY and down 1% QoQ
  - C&I[8] up 1% YoY and down 2% QoQ
  - CRE[8] up 4% YoY and flat QoQ
- **Average deposits** of $262B, down 6% YoY, primarily driven by lower non-operating deposits
  - Flat QoQ, as client balances are seasonally higher at year-end

JPMORGAN CHASE & CO.

7

CCB CIB CB **AWM** Corp.

# Asset & Wealth Management[1]

## SELECTED INCOME STATEMENT DATA ($MM)

| | 4Q23 | | | ex. FR $ O/(U) | |
|---|---|---|---|---|---|
| | Reported | FR impact | ex. FR | 3Q23 | 4Q22 |
| **Revenue** | **$5,095** | **$432** | **$4,663** | **$94** | **$75** |
| Asset Management | 2,403 | - | 2,403 | 239 | 245 |
| Global Private Bank | 2,692 | 432 | 2,260 | (145) | (170) |
| **Expense** | **3,388** | **33** | **3,355** | **234** | **333** |
| **Credit costs** | **(1)** | **13** | **(14)** | **(32)** | **(46)** |
| **Net income** | **$1,217** | **$292** | **$925** | **($150)** | **($209)** |

## KEY DRIVERS / STATISTICS ($B)[2]

| | 4Q23 | | | ex. FR | |
|---|---|---|---|---|---|
| | Reported | FR impact | ex. FR | 3Q23 | 4Q22 |
| Average equity | $17.0 | $1.0 | $16.0 | $16.0 | $17.0 |
| ROE | 28% | 6% | 22% | 26% | 26% |
| Pretax margin | 34 | 5 | 28 | 31 | 33 |
| Assets under management ("AUM") | $3,422 | - | $3,422 | $3,186 | $2,766 |
| Client assets | 5,012 | 12 | 5,000 | 4,644 | 4,048 |
| Average loans | 227.0 | 11.7 | 215.3 | 210.8 | 214.2 |
| Average deposits | 226.6 | 11.2 | 215.4 | 202.0 | 237.0 |

## FINANCIAL PERFORMANCE (ex. FR)

- **Net income of $925mm, down 18% YoY**
- **Revenue** of $4.7B, up 2% YoY, driven by higher management fees on strong net inflows and higher average market levels, predominantly offset by lower net interest income on lower deposit margins and balances, partially offset by wider loan spreads
- **Expense** of $3.4B, up 11% YoY, largely driven by higher compensation, including performance-based incentives, continued growth in private banking advisor teams, the impacts of closing the J.P. Morgan Asset Management China acquisition and continued investments in Global Shares
- **AUM** of $3.4T and client assets of $5.0T were each up 24% YoY, driven by continued net inflows and higher market levels
  - For the quarter, AUM had long-term net inflows of $12B and liquidity net inflows of $49B
- **Average loans** of $215B, up 1% YoY and up 2% QoQ
- **Average deposits** of $215B, down 9% YoY
  - Up 7% QoQ, driven by inflows generated by targeted pricing and product offering initiatives

Note: Totals may not sum due to rounding
[1] See note 1 on slide 13
[2] Actual numbers for all periods, not over/(under)

JPMorgan Chase & Co.

8

CCB CIB CB AWM **Corp.**

# Corporate[1]

## SELECTED INCOME STATEMENT DATA ($MM)

| | 4Q23 | | | ex. FR $ O/(U) | |
|---|---|---|---|---|---|
| | Reported | FR impact | ex. FR | 3Q23 | 4Q22 |
| **Revenue** | **$1,777** | **($4)** | **$1,780** | **$300** | **$597** |
| Net interest income | 2,445 | (23) | 2,468 | 482 | 1,170 |
| Noninterest revenue | (668) | 19 | (687) | (181) | (572) |
| **Expense** | **3,593** | **231** | **3,362** | **2,907** | **3,023** |
| **Credit costs** | **(2)** | **-** | **(2)** | **(49)** | **12** |
| **Net income/(loss)** | **($875)** | **($187)** | **($689)** | **($1,600)** | **($1,270)** |

## FINANCIAL PERFORMANCE (ex. FR)

- **Revenue** was $1.8B, up $597mm YoY
  - Net interest income was $2.5B, up $1.2B YoY, driven by the impact of higher rates and balance sheet mix
  - Noninterest revenue was a net loss of $687mm, compared with a net loss of $115mm in the prior year
    - The current quarter included net investment securities losses of $743mm
    - The prior year quarter included a $914mm gain on the sale of Visa B shares, largely offset by $874mm of net investment securities losses
- **Expense** of $3.4B, up $3.0B YoY, predominantly driven by the FDIC special assessment

Note: Totals may not sum due to rounding
[1] See note 1 on slide 13

JPMorgan Chase & Co.
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Agenda Page 1 4Q23 and FY23 Financial Results 1 2 Financial Outlook 10 3 Notes 13

# We expect ~$88B in NII ex. Markets for 2024, as loan growth partially offsets lower rates



NET INTEREST INCOME ($B)
NII ex. Markets[1]
Markets NII
$90
4Q23: $24
3Q23: $23
2Q23: $22
1Q23: $21
2023
4Q
run rate
$97
$94
4Q23 annualized
($8)
Rate/reprice
Rate / reprice[2]
Assumes 6 rate cuts in 2024 (4.0% FFTUB[3] at YE)
Deposit reprice and internal migration
FFTUB
Cost of deposits
0.25%
0.02%
4.50%
0.97%
5.50%
2.01%
'21 Q4 '22 Q1 Q2 Q3 Q4 '23 Q1 Q2 Q3 Q4
$1.5
Balance sheet growth / mix
Loan growth including continued growth in credit card revolving balances
Modest deposit attrition
Balance sheet growth/mix
~$90
NII ex. Markets[1]: ~$88
Sequential decline
Q1 Q2 Q3 Q4
2024 outlook

Note: Charts are not to scale; totals may not sum due to rounding
[1] See note 2 on slide 13
[2] Outlook is based on implied rate curve as of January 11, 2024
[3] Federal Funds target upper bound (FFTUB)

JPMORGAN CHASE & CO.
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## Our 2024 expense outlook is ~$90B

### ADJUSTED EXPENSE[1] ($B)



$85.7
FDIC SA[2]
Corp.
$2
AWM
$13
CB
$5
CIB
$28
CCB
$35
~$86
$21.4[3]
Q1 Q2 Q3 Q4
~$90
$2
$14
$6
$29
$38
2023
4Q23 annualized (ex. FDIC SA)
2024

### 2024 DRIVERS

- Business-growth-driven hiring, primarily in front office
- Increase in technology spend associated with investments and higher business volumes, net of efficiencies
- Continued investments in the business
  - Marketing
  - Bankers, Advisors & Branches
- Higher market-dependent volume- and revenue-related expense
- Annualization of First Republic, with significantly lower 2024 exit run rate
- Residual inflationary pressures

Note: Totals may not sum due to rounding
[1] See note 5 on slide 13
[2] 2023 FDIC special assessment
[3] Represents a non-GAAP financial measure calculated as 4Q23 Adjusted expense of $24.3B less the FDIC special assessment ("SA") of $2.9B

JPMorgan Chase & Co.
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# Outlook[1]

## FIRMWIDE

1. Expect FY2024 net interest income of **~$90B**, market dependent

   Expect FY2024 net interest income excluding Markets of **~$88B**, market dependent

2. Expect FY2024 adjusted expense of **~$90B**, market dependent
   - Adjusted expense excludes Firmwide legal expense

3. Expect FY2024 Card Services NCO rate of **< 3.50%**

[1] See notes 1, 2 and 5 on slide 13

JPMorgan Chase & Co.
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Agenda Page 1 4Q23 and FY23 Financial Results 1 2 Financial Outlook 10 3 Notes 13

Notes on non-GAAP financial measures 1. rat Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a definition of managed basis starts, in each case, with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm and each of the reportable business segments on a fully taxable-equivalent basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. These financial measures allow management to assess the comparability of revenue from year-to-year arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business. For a lement. There are no reclassifications associated with FR managed revenue 2. ews these metrics excluding CIB sactions, fees, commissions and other income, as well as net interest income. These metrics, which exclude Markets, are non-GAAP financial measures. Management reviews these metrics to assess the -liability management) and deposit-raising activities, apart from any volatility associated with Markets activities. In addition, management also assesses Markets business performance on a total revenue basis as offsets may occur across revenue lines. For example, securities that generate net interest income may be risk-managed by derivatives that are reflected at fair value in principal transactions revenue. Management believes these measures provide investors and analysts with alternative measures to analyze the revenue trends of the Firm. For a reconciliation of NII and NIR from reported to excluding Markets, refer to page 29 of the Earnings Release Financial Supplement. For additional information on Markets reven 2022 Form 10-K 3. Fourth-quarter 2023 net income, earnings per share and ROTCE excluding significant items are non-GAAP financial measures. Significant items collectively refer to the FDIC special assessment of $2.9B and net investment securities losses of $743mm. Excluding these significant items resulted in an increase of $2.7B (after tax) to reported net income from $9.3B to $12.1B; an increase of $0.93 per share to reported EPS from $3.04 to $3.97; and an increase of approximately 4% to ROTCE from esults 4. ach non-GAAP financial measures. nd identifiable intangible assets (other than TCE, refer to page 10 of the Earnings . ROTCE ex. FR uses the same -end divided by common shares at period-end. Book value per share was $104.45, $100.30 and $90.29 at December 31, 2023, September 30, 2023 and December 31, 2022, respectively. TCE, ROTCE and TBVPS are utilized by the Firm, as well as investors and analysts, 5. Adjusted expense and adjusted overhead ratio are each non-GAAP financial measures. Adjusted expense represents noninterest expense excluding Firmwide legal expense of $175mm, $665mm and $27mm for the three months ended December 31, 2023, September 30, 2023 and December 31, 2022, respectively; and $1.4B and $266mm for the full year 2023 and 2022, respectively. There was no legal expense excluded from FR adjusted expense for the three months ended December 31, a percentage of managed net revenue. Management believes this information helps investors understand the effect of these items on reported results and provides an alternate presentation of the 13

Additional notes 1. Reflects the Current Expected Credit Losses ("CECL") capital transition provisions. Beginning January 1, 2022, the $2.9B CECL capital benefit is being phased out at 25% per year over a three-year period. As of December 31, 2023 and September 30, 2023, CET1 capital and Total Loss-Absorbing Capacity reflected the remaining $1.4B CECL benefit; as of December 31, 2022, CET1 capital reflected a $2.2B benefit. Refer to Capital Risk Management on pages 48- Report on Form 10-Q for the quarterly period ended September 30, 2023 and on pages 86- -K for additional information 2. Total excess high- what is required to meet the estimated Firm and Bank total net cash outflows over a prospective 30 calendar-day period of significant stress under the LCR rule. HQLA and unencumbered marketable securities, includes end-of-period HQLA, excluding regulatory prescribed haircuts under the LCR rule where applicable, for both the Firm and the excess HQLA-eligible securities included as part of the excess liquidity at JPMorgan Chase Bank, N.A., which are not transferable to non-bank affilia LCR. Also includes other end-of-period unencumbered marketable securities, such as equity and debt securities. Does not include borrowing capacity at Federal Home Loan Banks and the discount window at the Federal Reserve Bank. Refer to Liquidity Risk Management on pages 54- Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2023 and on pages 97- -K for additional information 3. In the first quarter of 2023, the allocations of revenue and expense to CCB associated with a Merchant Services revenue sharing agreement were discontinued and are now retained in Payments in CIB. Prior-period amounts have been revised to conform with the current presentation 4. The 4Q22 prior-period amount has been revised to conform with the current presentation, which uses end-of-period HQLA and end-of-period unencumbered marketable securities. Previous presentations used average Firm HQLA (consistent with the LCR metric) and end-of-period unencumbered marketable securities 14

Additional notes on slides 5-7 Slide 5 Consumer & Community Banking 3. Actual numbers for all periods, not over/(under) 4. Users of all JPMorgan Chase mobile platforms who have logged in within the past 90 days. Excludes First Republic 5. Excludes Commercial Card 6. Includes the impact of loans originated under the PPP. For further information, refer to page 13 of the Earnings Release Financial Supplement 7. Firmwide mortgage origination volume was $8.6B, $13.0B and $8.5B for the three months ended December 31, 2023, September 30, 2023 and December 31, 2022, respectively Slide 6 Corporate & Investment Bank 3. Actual numbers for all periods, not over/(under) 4. Client deposits and other third-party liabilities pertain to the Payments and Securities Services businesses 5. Represents Firmwide merchant processing volume 6. Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate 7. Securitized Products Group is comprised of Securitized Products and Tax Oriented Investments Slide 7 Commercial Banking 2. Actual numbers for all periods, not over/(under) 3. In the third quarter of 2023, certain revenue from CIB Markets products was reclassified from payments to investment banking. Prior-period amounts have been revised to conform with the current presentation 4. Includes gross revenues earned by the Firm that are subject to a revenue sharing arrangement between CB and the CIB for Investme s 2022 Form 10-K for discussion of revenue sharing 5. Includes the impact of loans originated under the PPP. For further information, refer to page 20 of the Earnings Release Financial Supplement 6. Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate and loan loss coverage ratio 7. Note that FR net charge-offs were a net recovery of $1mm in CB in 4Q23; the FR impact to the net charge-off rate is negative due to the addition of FR loans to the overall denominator and the net recovery 8. and do not align with regulatory definitions 15

Forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of JPMorgan Chase & forth in the forward- materially from those described in the forward- Annual Report on Form 10-K for the year ended December 31, 2022, and Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2023, which have been filed with the Securities and Exchange - web.com/financial-information/sec- (www.sec.gov). JPMorgan Chase & Co. does not undertake to update any forward-looking statements. 16